EXHIBIT 10.5

                              CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT, made as of August 25, 2015, is by and between CME REALTY, INC., a Nevada corporation (the "COMPANY"), with its offices at 2690 Weston Road, Suite 200, Weston, Florida 33331 and LANDAMERICA HOLDINGS & INVESTMENTS GROUP, LLC, A Florida limited liability company ("CONSULTANT"), with an address at 2200 N. Commerce Parkway, Suite 200, Weston, Florida 33326.

                                    RECITALS

     WHEREAS, contemporaneously herewith, the Company and Vincent Prince, the principal of Consultant (the "PRINCIPAL") entered into an employment agreement, pursuant to which the Company has agreed to compensate the Principal for services as an executive officer of the Company; and

     WHEREAS, prior to the date hereof, the Principal, on behalf of Consultant, has rendered various business development services to the Company as set forth below (the "SERVICEs"), on a consulting basis, for which Consultant has not been compensated; and

     WHEREAS, the Company and Consultant wish to memorialize the Services provided by Consultant to the Company and provide for Consultant to receive compensation for such Services, on the terms and conditions contained herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto hereby agree as follows:

     1. CONSULTING SERVICES.

     The Parties hereby  acknowledge  and agree that Consultant has rendered the
Services  to  the  Company   since  March  1,  2015  with  respect  to  business
development, including:

     * strategic planning, including the refinement of the Company's business plan and other related areas;

     *    assisting   management  in   identifying   and   evaluating   business
          opportunities in the alcoholic beverage industry;

     * assisting management in structuring and potential business development opportunities); and

     *    providing  such  other  corporate  advisory   consulting  services  as
          management requested.

     2. COMPENSATION. In consideration for the performance of the Services, the Company hereby agrees to pay Consultant a fee of $175,000, payable within thirty
(30)  days of the  date of this  Agreement,  by  wire  transfer  of  immediately available funds to such bank or brokerage accounts as may be designated by Consultant.
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     3.  REPRESENTATIONS  OF THE  COMPANY.  The Company  hereby  represents  and warrants that any and all information supplied hereunder to Consultant in connection with any and all services to be performed hereunder by Consultant for and on behalf of the Company shall be true, complete and correct as of the date of such dissemination and shall not fail to state a material fact necessary to make any of such information not misleading. The Company hereby acknowledges that the ability of Consultant to adequately provide the Services is dependent upon the prompt dissemination of accurate, correct and complete information to Consultant. The Company further represents and warrants hereunder that this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite corporate action; that the Company has the full right, power and capacity to execute, deliver and perform its obligations hereunder; and that this Agreement, upon execution and delivery of the same by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms.

     4. CONFIDENTIALITY. Consultant agrees that all non-public information pertaining to the prior, current or contemplated business of the Company furnished to it in connection with performance of the Services is valuable and confidential assets of the Company. Such information has included, without limitation, information relating to customer lists, bidding procedures, intellectual property, patents, trademarks, trade secrets, financing techniques and sources and such financial statements of the Company that are not available to the public. Consultant shall hold all such information in trust and confidence for the Company and shall not use or disclose any such information without the prior written consent of the Company, except (i) where such information is publicly available or later becomes publicly available other than through a breach of this Agreement or any subsequent agreement between the Company and Consultant; or (ii) where such information was lawfully obtained by Consultant from a third party or parties; or (iii) if such information was known to Consultant prior to the date Consultant commenced rendering the Services to the Company: or (iv) as may be required by law. The term "CONSULTANT" shall be deemed to include the Principal for purposes of this Paragraph and of this Paragraph shall survive the termination of the attached Agreement.

     5. INDEPENDENT CONTRACTOR. It is expressly understood and agreed that Consultant has, at all times while rendering the Services, acted as an independent contractor with respect to the Company and not as an employee or agent of the Company, and nothing contained in this Agreement shall be construed to have created a joint venture, partnership, association or other affiliation, or like relationship, between the parties. It is specifically agreed that the relationship has been that of independent parties to a contractual relationship. In no event shall either party be liable for the debts or obligations of the other except as otherwise specifically provided in this Agreement.

     6. AMENDMENT. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, executed by the party against which such modification, waiver, amendment, discharge, or change is sought.

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     7. NOTICES.  All notices,  demands or other  communications given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by overnight courier or on the third (3rd) calendar day after being mailed by United States certified mail, return receipt requested, postage prepaid, to the addresses herein above first mentioned or to such other address as any party hereto shall designate to the other for such purpose in the manner hereinafter set forth.

     8. ENTIRE AGREEMENT. This Agreement contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

     9. SEVERABILITY. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

     10. CONSTRUCTION AND ENFORCEMENT. This Agreement shall be construed in accordance with the laws of the State of Florida, without application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to interpret or enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees and all trial and appellate levels, expenses and costs. Exclusive jurisdiction for any action arising out of this Agreement shall be the Federal or state courts in the county where the Company is domiciled in Florida.

     11. BINDING NATURE. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and assigns.

     12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, including facsimile or electronic signatures which shall be deemed as original signatures. All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.



                      (SIGNATURES APPEAR ON FOLLOWING PAGE)

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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date first above written.

                                THE COMPANY:

                                CME REALTY, INC.


                                By: /s/ Kenneth McLeod
                                   ---------------------------------------------
                                   Kenneth McLeod, President


                                CONSULTANT:

                                LANDAMERICA HOLDINGS & INVESTMENTS GROUP, LLC


                                By: /s/ Vincent Prince
                                   ---------------------------------------------
                                   Vincent Prince, Manager


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